UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 26, 2010

OTIX GLOBAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4246 South Riverboat Road, Suite 300

Salt Lake City, UT 84123

(Address of principal executive offices)

(801) 312-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2010, Otix Global, Inc. (the “Company”), filed a Certificate of Amendment to its Certificate of Incorporation to effectuate a 1 for 5 reverse stock split, and reduce the number of shares of common stock the Company is authorized to issue to 14,000,000 shares and increase the par value of the common stock to $0.005 per share. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2010

SONIC INNOVATIONS, INC.

/S/ MICHAEL M. HALLORAN
Michael M. Halloran
Vice President and Chief Financial Officer